UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

February 8, 2013

INNOVUS PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Its Charter)

NEVADA

(State or Other Jurisdiction of Incorporation)

000-52991                    87-0324697

(Commission File Number)     (IRS Employer Identification No.)

4275 Executive Square, Suite 207, San Diego CA, 92037

(Address of Principal Executive Offices)      (Zip Code)

858-964-5123

(Registrant's Telephone Number, Including Area Code)

80 W. Sierra Madre Blvd., #392, Sierra Madre, CA 91024

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ]   Pre-commencement communications pursuant to Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On February 8, 2013, Innovus Pharmaceuticals, Inc. issued a press release announcing that it signed a binding term sheet for the acquisition of a portfolio of nine (9) U.S. prescription products from Prospector Capital Partners II.

A copy of the press release is attached as Exhibit 99.1 and incorporated by reference into this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued February 8, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 12, 2013

By: /s/ Bassam Damaj

Name:   Bassam Damaj

Title:  President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued February 8, 2013

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